                                                                    EXHIBIT 3.13

(INDUSTRY CANADA LOGO)                      Industrie Canada





CERTIFICATE                                 CERTIFICAT
OF INCORPORATION                            DE CONSTITUTION

CANADA BUSINESS                             LOI CANADIENNE SUR
CORPORATIONS ACT                            LES SOCIETES PAR ACTIONS

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4260848 CANADA INC.                                      426084-8





----------------------------                -----------------------------
Name of corporation-                        Corporation number-
Denomination de la societe                  Numero de la societe



I hereby certify that the above-named       Je certifie que la societe
corporation, the articles of                susmentionnee, dont les statuts
incorporation of which are attached,        constitutifs sont joints, a ete
was incorporated under the Canada           constitue en societe en vertu de la
Business Corporations Act.                  Loi canadienne sur les societes par
                                            actions.





/s/ (ILLEGIBLE)                             NOVEMBER 10,2004/LE 10 NOVEMBRE 2004
Director - Directeur                             Date of Incorporation -
                                                  Date de constitution
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(CANADA LOGO)


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
                                                                                 FORM 1                         FORMULAIRE 1
(INDUSTY CANADA LOGO)                        INDUSTRIE CANADA           ARTICLES OF INCORPORATION           STATUTS CONSTITUTIFS

CANADA BUSINESS                              LOI CANADIENNE SUR LES            (SECTION 6)                      (ARTICLE 6)
CORPORATIONS ACT                             SOCIETES PAR ACTIONS


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1. NAME OF THE CORPORATION                                                       DENOMINATION SOCIALE DE LA SOCIETE



                                                        4260848 CANADA INC.
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2. THE PROVINCE OR TERRITORY IN CANADA                                           LA PROVINCE OU LE TERRITOIRE AU CANADA
   WHERE THE REGISTERED OFFICE IS SITUATED                                       OU EST SITUE LE SIEGE SOCIAL


   PROVINCE OF ONTARIO
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3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE                         Categories et le nombre maximal d'actions que la
   CORPORATION IS AUTHORIZED TO ISSUE                                            societe est autorisee a emettre


   COMMON SHARES - UNLIMITED NUMBER
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4. RESTRICTIONS, IF ANY, ON SHARE TRANSFERS                                      Restrictions sur le transfert des actions, s'il y a
                                                                                 lieu


   THE SHARES OF THE CORPORATION SHALL NOT BE TRANSFERRED WITHOUT THE CONSENT OF EITHER (i) THE DIRECTORS EVIDENCED BY A RESOLUTION
   PASSED OR SIGNED BY THEM AND RECORDED IN THE BOOKS OF THE CORPORATION OR (ii) THE HOLDERS OF A MAJORITY IN NUMBER OF THE
   OUTSTANDING VOTING SHARES OF THE CORPORATION.
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5. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS                           Nombre (ou nombre minimal et maximal)
                                                                                 d'administrateurs



   MINIMUM I MAXIMUM 10 - THE NUMBER TO BE DETERMINED BY THE DIRECTORS FROM TIME TO TIME
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6. RESTRICTIONS, IF ANY, ON THE BUSINESS THE CORPORATION MAY CARRY ON            Limites imposees a l'activite commerciale de la
                                                                                 societe, s'il y a lieu


   NOT APPLICABLE
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7. OTHER PROVISIONS, IF ANY                                                      AUTRES DISPOSITIONS, S'IL Y A LIEU


THE NUMBER OF SHAREHOLDERS OF THE CORPORATION IS LIMITED TO FIFTY, NOT INCLUDING PERSONS WHO ARE IN THE EMPLOYMENT OF THE
CORPORATION AND PERSONS, WHO, HAVING BEEN FORMERLY IN THE EMPLOYMENT OF THE CORPORATION, WERE, WHILE IN THAT EMPLOYMENT, AND HAVE
CONTINUED AFTER THE TERMINATION OF THAT EMPLOYMENT TO BE, SHAREHOLDERS OF THE CORPORATION, TWO OR MORE PERSONS HOLDING ONE OR MORE
SHARES JOINTLY BEING COUNTED AS A SINGLE SHAREHOLDER.

ANY DISTRIBUTION OF SECURITIES OF THE CORPORATION TO THE PUBLIC OR ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR SECURITIES OF THE
CORPORATION IS PROHIBITED.


8. INCORPORATIONS - [Fondateurs]
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                                      Address (including postal code)
    NAME(S) - NOM(S)                  Adresse (inclure le code postal)                 SIGNATURE         TEL. NO. - No de tel.
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
 BRANDS,                          2200 ALICE NOLIN SIREET, APARTMENT 305,             /s/ DAYLE M. BRANDS       514-847-4596
   DAYLE M.                             MONTREAL, QUEBEC. H4N 3H2


NOV 18 2004                                                             426084-8

                                                                   (CANADA LOGO)